Exhibit 99.1

PermaFix®

environmental services

Experience You Can Trust

A Global Leader in Nuclear and Mixed Waste Management Services

Investor Presentation: September 2026 (Revised)

nuclear technical waste

NASDAQ: PESI

Safe Harbor

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Certain statements contained within this presentation may be deemed "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, the "Private Securities Litigation Reform Act of 1995"). All statements in this presentation other than a statement of historical fact are forward-looking statements that are subject to known and unknown risks, uncertainties and other factors which could cause actual results and performance of the Company to differ materially from such statements. The words "believe," "expect," "anticipate," "intend," "will," "potential," "opportunity," and similar expressions identify forward-looking statements. Forward-looking statements contained herein relate to, among other things: the Company's ability to develop or adopt new and existing technologies; anticipated financial performance; growth through acquisition; its position as a leader in the mixed waste industry; the Company's ability to benefit from mixed waste market opportunities; the Company's geographic strongholds; growth initiatives; large nuclear services opportunities; anticipated revenue; PFAS opportunities; profitability; anticipated volumes, pricing, margins, revenue and timing associated with the Hanford site, the Company's H2C Master Indefinite Delivery/Indefinite Quantity Subcontract and the U.S. Department of Energy's Direct-Feed Low-Activity Waste and grouting programs, including the issuance, number, size and timing of task orders, the share of waste volumes that may be directed to the Company, and the timing and capacity of Department of Energy pretreatment and treatment systems; the receipt of permits and permit modifications, including the pending modification before the Washington State Department of Ecology; and all other statements which are not statements of historical fact.

While the Company believes the expectations reflected in such forward-looking statements are reasonable, it can give no assurance such expectations will prove to have been correct. There are a variety of factors which could cause future outcomes to differ materially from those described in this report, including, but not limited to: general economic conditions; increased competitive pressures; the ability to maintain and obtain required permits and approvals to conduct operations; the ability to develop new and existing technologies in the conduct of operations; changes in federal, state and local laws and regulations, especially environmental regulations, or in interpretation of such; commercial viability of our on-site treatment process; government funding; shutdown of all or partial activities of the federal government; and those factors set forth in the Company's 2025 form 10-K for the year ended December 31, 2025 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026.

The Company makes no commitment to disclose any revisions to forward looking statements, or any facts, events or circumstances after the date hereof that bear upon forward looking statements.

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Company Overview

Perma-Fix is a leading provider of hazardous & nuclear waste disposal and treatment services.
Stable base revenue business – with 4 major near-term growth opportunities
Massive barriers to entry in highly regulated space

1. Treatment Segment (~73% Revenue 2025)

Permitted, licensed, and operating facilities treating a magnitude of contaminated wastes for economic and compliant disposal

- 4 facilities and established laboratories and R&D capabilities
- Addressing problematic waste streams with no existing pathway for disposition
- Long-standing relationships with government agencies including DOE, NRC, DOD, EPA and NNSA
- 70% incremental margins once fixed costs covered



2. Services Segment (~27% Revenue 2025)

Nuclear services group provides onsite personnel and technologies for environmental protection and cleanup programs

- Industry leader in radiological protection services to government and commercial clients
- Demolition, environmental restoration, and waste management services for complex cleanup projects including radiological and hazardous components

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Experience You Can Trust

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Sr. Management Team



Mark Duff, President & Chief Executive Officer

41 years of experience in the DOE & DOD environmental and construction markets. Prior to joining Perma-Fix in 2016, Mr. Duff had been responsible for the successful completion of over 70 performance-based projects at the Paducah Gaseous Diffusion Plant (PGDP), KY overseeing a five-year project with a total value of $458 million. Prior to the PGDP project, Mark was a senior manager supporting Babcock and Wilcox (B&W).



Troy Eshleman, Chief Operating Officer

Joined the Company in 2025. Over 30 years of experience in hazardous waste management, nuclear decommissioning, and logistics. Previously served as President of Oakleaf Environmental, Inc., and spent 27 years at EnergySolutions, Inc., in senior executive roles. Holds a B.S. in Civil Engineering Technology from the University of Pittsburgh and completed graduate studies in Chemical Engineering at the University of New Mexico.



Dr. Louis Centofanti, Executive Vice President of Strategic Initiatives

Founded Perma-Fix in 1991. Founded PPM, Inc., a hazardous waste management company. PPM's revenues grew to $15 million at which time it was sold to USPCI. Under Dr. Centofanti's leadership (Senior Vice President), USPCI was sold for $600 million (2 years after the purchase of PPM). Served as a senior official to the U.S. Department of Energy under the Carter Administration.



Ben Naccarato, Executive Vice President and Chief Financial Officer

Joined Perma-Fix in 2004. Mr. Naccarato brings over 35 years' experience in the waste management and used oil industries. Previous positions include Chief Financial Officer for a privately held fuel distribution and used waste oil company, and various senior financial positions at USPCI, Laidlaw Environmental Services, and Safety-Kleen Corp.



Richard Grondin, Executive Vice President of Hanford and International Waste Operations

Joined the Company in 2002. Mr. Grondin is recognized in the United States and Canada as an authority in hazardous and mixed waste treatment. Mr. Grondin has over 35 years of management and technical experience in the highly regulated and specialized radioactive/hazardous waste management industry with significant experience in managing start-up waste management processing and disposal facilities for four different organizations in the commercial and government sectors.

Market Overview

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Department of Energy

- ✓ **Environmental Management (EM)**
  - Sixteen large and active sites in the US with area equal to Rhode Island and Delaware combined
  - Roughly 88 million gallons of liquid waste stored in underground tanks
  - Long-duration cleanup mission requiring treatment, stabilization and compliant disposal of radioactive, mixed and hazardous waste
- ✓ **National Nuclear Security Administration (NNSA)**
  - Maintains facilities requiring cleanup of legacy wastes and continuous generation of newly generated wastes for disposition

Department of Defense

- ✓ **Navy**
  - Nuclear propulsion and NAVFAC/NAVSEA (nearly $2B 2017-2019) missions
- ✓ **United States Army Corps of Engineers (USACE)**
  - Over $1B in remediation contracts

Commercial

- ✓ **Power**
  - Nearly 100 reactors currently operating in the US; over 400 worldwide
- ✓ **Mining**
  - High levels of naturally occurring radioactive materials (NORM)
- ✓ **Oil and Gas**
  - Drilling practices result in high levels of NORM

International

- ✓ **Canada / Europe / Mexico**
  - Beginning to fund and remove legacy wastes and contamination for nuclear operations.



The Y-12 National Nuclear Security Administration facility in Oak Ridge, TN

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Waste Treatment Facilities

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Four fixed-based facilities with active permits and licenses to treat most waste streams in the industry

- Broad existing permits allow treatment and management of waste for final disposition
- Trained and experienced workforce with long tenure at Perma-Fix and a strong safety record
- Perma-Fix owns four facilities, with substantial capital invested through the life of the plants



Perma-Fix Northwest - Richland, WA

Radiological, transuranic, and large components



DSSI - Kingston, TN

Radiological, liquids, and PCBs



Perma-Fix Florida - Gainesville, FL

Industrial, radiological, and R&D



EWOC – Oak Ridge, TN

LLRW processing and disposition; equipment & component processing

Recent Perma-Fix Northwest (PFNW) permit renewal expanded liquid mixed waste processing capacity to approximately 1.2 million gallons annually and authorized up to 175,000 tons annually through macroencapsulation

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Experience You Can Trust

Growth Initiatives

Perma-Fix has 4 near-term, mature, significant growth initiatives

Opportunity to materially expand the scale and margin profile of the business

1) Waste Treatment Plant Upgrades
2) Hanford / DOE Program Opportunities
3) International Waste Treatment Growth
4) PFAS Treatment Technology Commercialization

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1 Waste Treatment Plant Upgrades

#1) PFNW (Perma-Fix Northwest)

- In final design and procurement for grouting expansion within existing buildings; upgrades expected ready by Q3 2027, with storage capacity increasing from approx. 650,000 to 800,000 gallons
  - Current liquid mixed waste processing capacity of approx. 1.2M gal/yr; permit modification submitted to Washington State Ecology to expand grouting capacity to over 10M gal/yr, targeting Q2 2027



#2) DSSI (Diversified Scientific Services)

- Classified waste expansion to address up to $20M in existing inventories
- Significant upgrades in technology modernization for the thermal treatment unit to reduce maintenance and increase efficiency



#3) PFF (Perma-Fix of Florida)

- Completed PCB test under EPA supervision
- New waste inventories from Idaho estimated at $20M next 24 months
- Continued increases in industrial waste sector due to limited competition in North Florida

#4) Environmental Waste Operations Center (EWOC)

- Gen 2.0 Perma-FAS unit installed to process up to 2,000 gal/shift
- Expected to triple total PFAS processing capacity to approx. 3,000 gallons/day
- Modifications to begin waste processing campaigns from regional DOE facilities

PermaFix
environmental services
Experience You Can Trust

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2 Hanford Program Implementation

DOE commitments with the EPA and Dept. of Ecology in a legally binding document to meet milestones for cleanup at the Hanford site



Hanford Site
NOTICE

#1) DFLAW Effluent Waste

- DFLAW Record of Decision commits the DOE to send effluent waste from DFLAW to PFNW for at least 10 years after plant operations begin
- The Company continues to reference DOE's estimate for 8,000 cubic meters annually in effluent to be generated at the site, which the Company estimates would equate to approx. $70 million in annual DFLAW-related revenue at full operation; DOE has not revised that estimate, and timing depends on how quickly DFLAW ramps toward design capacity
- Vitrification began October 2025; DOE has stated it will ramp toward 170,000 gal/month
- PFNW began receiving DFLAW liquid effluent waste in July 2026, with additional DFLAW-related streams since commenced and volumes expected to increase, largely in storage awaiting shipment
- EMF-related revenue of approx. $200-250K/month plus initial dry waste receipts; volumes expected to approximately double from October 2026 and grow as DFLAW ramps; annual volumes remain uncertain
- EMF work expected to transition to a Master IDIQ task order beginning January 2027



Sources: DOE East Area Tank Mission chart (slide 15); U.S. DOE Office of Environmental Management, "Dual Strategy Needed Now to Accelerate Hanford Nuclear Waste Cleanup," June 24, 2026.

#2) Hanford Grouting – $4.4B / 50M Gallon Master IDIQ Awarded (Aug 2026)

- Master IDIQ Subcontract awarded by H2C, effective August 11, 2026; task orders eligible 2027-2041; **50M gallon / approx. $4.4B ceilings** shared among three holders; none issued to date
- DOE Dual Glass-Plus-Grout Strategy supplements vitrification with commercial grouting; DOE's East Area plan (slide 15) shows approx. 60,000 gal/month available for grouting at PFNW, rising to 130,000 gal/month in 2028; DOE has stated that by 2030 **more than 9M gallons** of tank waste annually can be retrieved, treated and shipped out of state
- DOE-cited economics: treatment and disposal costs cut from approx. $1,200/gal (vitrification) to **under $50/gal** (grouting); DOE program economics, not Company pricing
- DOE commitment to retrieve 22 tanks for grouting by 2040 defined in formal Tri-Party agreements
- DOE selected offsite commercial treatment over new onsite construction; PFNW is the only awardee facility adjacent to Hanford, with waste leaving only as grouted solid by rail
- PFNW provides lowest environmental risk by grouting locally and transport to disposal by rail, competitors must ship untreated liquid tank waste over 600 miles by tanker trucks
- PESI strategy is to ensure PFNW capacity will meet all DOE treatment needs for the Hanford mission

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Experience You Can Trust

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3 International Growth

Italy – Joint Research Centre (JRC) Contract

- €50M contract over 7 years Joint Venture at 50/50 split
- Project continues to advance, with field work beginning now
- Characterization work beginning in Q3 2026, with initial waste receipts now expected in Q3 2027



Other International Initiatives

- Slovenia shipment of resins providing test for long-term agreement
- German clients providing regular shipments from pharmaceutical industry with agreements in development with commercial power clients
- Recent awards from Mexico and Canada included over $7M in receipts in 2025; ongoing procurements anticipated to continue with shipments in 2027

Revenue from foreign entities increased approximately 163% year-over-year to $6.4M in 2025, reflecting growing international demand for Perma-Fix's specialized treatment capabilities

4 Technology Development – PFAS

What are PFAS Chemicals

- Per- and Polyfluorinated Substances (PFAS), commonly known as "forever chemicals," do not degrade over time through any natural process or environmental conditions
- Scientific studies have linked PFAS exposure to reproductive effects; increased risk of cancers; weakened immune system; interference with hormones; and increased cholesterol & obesity

Enormous Market with Limited Options

- Stored in abundance worldwide with limited current treatment options
  - Estimated cleanup cost could exceed $200 billion (Barrons)
  - PFAS present in about 45% of U.S. tap water (U.S. Geological Survey)
  - In 2023, 3M agreed to a $10.3B settlement over water pollution claims
- Scientific studies have linked PFAS exposure to reproductive effects; increased risk of cancers; weakened immune system; interference with hormones; and increased cholesterol & obesity

Perma-Fix's solution destroys the fluorocarbon chain and creates non-hazardous calcium fluoride as the primary byproduct

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4 Technology Development – PFAS (cont)

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Deployment Status and Next Steps

- Completed fabrication, installation, commissioning, and startup of first full-scale commercial Perma-FAS system at the Company's Perma-Fix Florida facility
  - Successfully processed first commercial PFAS-containing waste materials October 28, 2024
  - Second generation (Gen 2.0) unit installed at EWOC facility in Oak Ridge, TN



- First unit designed to process up to 1,000 gallons in approximately 2–4 hours, with current operating throughput of approximately 650 gallons per day.
- Gen 2.0 unit is expected to triple total PFAS processing capacity to approximately 3,000 gallons/day
- Recent awards from regional airports and commercial generators support backlog, with nearly $8M of opportunities in the current bid pipeline

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Historical Revenue

($ in thousands)



120,000
100,000
80,000
60,000
40,000
20,000
0
2021
2022
2023
2024
2025
LTM 6/30/26

Second Quarter 2026 Financial Highlights

- Revenue of $12.9 million
- Services segment revenue increased 44% to $4.6 million
- Treatment backlog increased 29% to $15.7 million at June 30, 2026, from $12.2 million
- Cash of $20.5 million, plus $13.5 million of cash securing regulatory closure requirement

PermaFix environmental services Experience You Can Trust

Profitability Model

Segment Gross Profit: Fixed vs Variable Costs*


Treatment Segment
Millions
$70
$60
$50
$40
$30
$20
$10
$-
18%
18%
26%
$30M
$40M
$50M
$60M
Fixed cost
Variable cost
Gross Profit


Services Segment
Millions
$50
$40
$30
$20
$10
$-
$(10)
-13%
15%
16%
17%
$10M
$20M
$35M
$40M
Fixed cost
Variable cost
Gross Profit

Treatment Segment: High incremental margins (revenue minus variable costs**) result in significant gross profit growth when fixed facility-based costs are surpassed.

Services Segment: Lower incremental margins (revenue minus variable costs) but substantially lower fixed costs that are scalable to revenue.

* For illustration purposes only; based on past trends and subject to change based on revenue mix.

** Based on 2025/2026 financials

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DOE Hanford East Area Tank Mission



HANFORD EAST AREA TANK MISSION
Single-shell Tank Chart
46 East Area Single-shell Tanks
7.9M gallons of tank waste to be retrieved.
Retrieve
DST capacity is at ~97%
24 East Area Double-shell Tanks
Double-shell Tank Chart
Transfer
Removes over 99% of radioactivity
Pretreatment
Tank-Side Cesium Removal (TSCR)
2026 Capacity: 100,000 gallons per month
2028 Capacity (with AMPS): 300,000 gallons per month
Pretreated
Capacity: 1.2M gallons
Current level: 1.15M gallons
AP-106 Tank
AP-106 Tank Chart
To EMF
To Grout
Effluent Management Facility (EMF)
To Grout
Grouting EMF byproduct allows 10-20% more DFLAW capacity
Grout
PermaFix Northwest, with out-of-state disposal.
From LAW ²
To LAW
To IDF
Vitrified Glass
Low-Activity Waste Facility (LAW)
2026 Capacity: 40,000 gallons per month¹
2028 Capacity: 170,000 gallons per month
Grout
PermaFix Northwest, with out-of-state disposal.
2026 Grout
TSCR LAW
100K - 40K = 60K excess gal per month
2028 Grout
AMPS + TSCR LAW
300K - 170K = 130K excess gal per month
¹ Achieved no later than December 2026
² Current process is EMF byproduct recycled at LAW
Property of Hanford Field Office
Version 8.1

Source: U.S. Department of Energy, Hanford Field Office, "Hanford East Area Tank Mission" (Version 8.1). Reproduced for reference. DOE materials reflect DOE planning and do not constitute an award, task order or commitment to the Company.

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Hanford Opportunity – Illustrative Revenue Build*

System	Assumed Start	Vol / Month	Vol / Year	Annual Revenue
200 East – Initial Grouting (TSCR)	Jan 2027	60,000 Gal	720,000 Gal	$28.8M
200 East – Combined Waste (TSCR + AMPS Upgrade)	**Jan 2028**	**130,000 Gal**	**1,560,000 Gal**	**$62.4M**
DFLAW – EMF**	Oct 2026	16,000 Gal	192,000 Gal	$7.7M
DFLAW – Combined Waste (EMF + Dry Waste)**	**2027**	**333 Cu. Meters**	**4,000 Cu. Meters**	**$35.0M**
Total – 2028 Run Rate	**2028**	**-**	**-**	**$97.4M**

200 West – Illustrative Scenarios***	Assumed Start	Gal / Month	Gal / Year	Annual Revenue
25% of 200 West volume	2029-2030	62,500	750,000	$30.0M
50% of 200 West volume	2029-2030	125,000	1,500,000	$60.0M
75% of 200 West volume	2029-2030	187,500	2,250,000	$90.0M
100% of 200 West volume	2029-2030	250,000	3,000,000	$120.0M

* *For illustration purposes only; based on management assumptions and subject to change. All volumes require task orders under the H2C Master IDIQ Subcontract; no task orders have been issued to date. 200 East volumes reflect DOE's published East Area Tank Mission chart: in 2026, TSCR capacity of 100,000 gal/month less LAW capacity of 40,000 gal/month leaves approx. 60,000 gal/month available for grouting; in 2028, AMPS plus TSCR capacity of 300,000 gal/month less LAW capacity of 170,000 gal/month leaves approx. 130,000 gal/month. 200 East – Combined Waste (TSCR + AMPS) supersedes and includes the initial 200 East volumes; the two lines are not additive. The total reflects the 200 East combined waste and DFLAW combined waste lines only. The 50M gallon and approx. $4.4B ceilings are independent limits, whichever is reached first, and are shared among three Master IDIQ holders. Revenue assumes base rate pricing for standard waste; waste with higher organics, metals or radioactivity carries higher pricing. Revenue includes transportation and out-of-state disposal of grouted waste. Actual timing, volumes and pricing may differ materially.*

** *DFLAW amounts are based on DOE's estimate of 8,000 cubic meters of effluent generated annually at full DFLAW production, which the Company continues to reference and estimates would equate to approx. $70 million in annual DFLAW-related revenue. The 2027 amount assumes DFLAW reaches 50% of production capacity, or approx. 4,000 cubic meters, which the Company estimates at approx. $35 million of revenue. The EMF line is a component of that amount and is not additive. Production levels at DFLAW could vary, but those levels are not known at this time. DFLAW amounts reflect DOE's estimated waste generation rather than the per-gallon rate assumption used for grouted tank waste, and the DFLAW waste currently in storage awaiting shipment has not been separately valued, as waste characteristics are not yet defined.*

*** *DOE has not defined its 200 West Area treatment strategy and has indicated that 200 West operations would not begin before 2029-2030. Scenarios reflect a range of possible shares of an assumed 3M gal/yr of 200 West volume and are not a projection. No portion of 200 West volume has been awarded or committed to the Company.*

Recap & Outlook

- **Highly Encouraged by the Outlook for the Second Half of 2026**
- **Key Growth Drivers:**
  - Treatment backlog up 29% in Q2 to $15.7 million on growing Hanford-related waste receipts
  - H2C Master IDIQ Subcontract awarded August 2026; task orders eligible beginning January 2027
  - DFLAW-related waste receipts commenced July 2026 and are expected to increase
  - PFAS commercialization advancing through Gen 2.0 deployment
  - Mirion Technologies strategic partnership; continued international project activity
  - Services revenue up 44% year-over-year in Q2; backlog over $17 million, anchored by the approx. $24 million LLNL award
- **Profitability Initiatives:**
  - Improved facility utilization and throughput to better absorb fixed operating costs
  - Operational efficiencies and cost controls to support margin improvement
  - Strategic positioning for additional DOE, DOD and commercial project opportunities
  - Backlog expansion and project pipeline development to support long-term growth

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Investment Summary

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✓ **Positioned to be the leader in the multibillion-dollar nuclear services & waste treatment market**

- PFNW is strategically positioned to support growing Hanford-related waste streams, including DFLAW volumes now being received and future grouting task orders under the H2C Master IDIQ Subcontract awarded in August 2026. Management believes this could represent the largest commercial opportunity in Company history
- Proprietary treatment technologies and irreplaceable permitted waste treatment assets provide meaningful differentiation for large cleanup procurements
- Higher-value waste streams and rising facility utilization can drive significant operating leverage and margin expansion in the Treatment segment
- Recent project wins, rebuilding services backlog and an active bidding pipeline support renewed Services Segment growth and improved revenue visibility

✓ **Nearly insurmountable barriers to entry**

✓ **Positioned for growth and improved financial performance as key waste streams ramp**

- Expanded opportunity base across Navy, USACE, commercial and international waste projects

✓ **Significant and undervalued asset base**

- Unique and irreplaceable permitted facilities
- $20.5 million of unrestricted cash plus $13.5 million of cash securing regulatory closure requirement (as of 6/30/26)

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Key Statistics

NASDAQ:	PESI
Current Price (9/21/26):	$17.34
Shares Outstanding (8/7/26):	21.2 M
Market Cap (9/21/26):	$367.9 M
Fiscal Year End:	December 31
Inside Beneficial Ownership (9/17/26)*:	8.55%

*Determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act

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